                                                                    EXHIBIT 10.2

                    ASSIGNMENT AND ASSUMPTION AGREEMENT dated as of April 1,
               1997, between MS Farm Journal Corporation, a Delaware corporation (the "Company"), and Farm Journal, Inc., a Pennsylvania corporation ("Farm Journal").

          WHEREAS the Company desires to assign to Farm Journal all its right, title and interest in, to and under the Employment Agreement dated as of March 28, 1997 (the "Employment Agreement"), between the Company and Stanford Erickson ("Employee").

          WHEREAS Farm Journal desires to accept such assignment and to assume, agree to be bound by and to perform the Company's obligations under the Employment Agreement;

          NOW, THEREFORE, in consideration of the premises and of the mutual representations, warranties and agreements contained herein, the parties hereto agree as follows:

          SECTION 1.  Assignment.  The Company hereby assigns, transfers and
                      ----------
delivers to Farm Journal all the Company's right, title and interest in, to and under the Employment Agreement.

          SECTION 2.  Assumption.  Farm Journal hereby assumes, agrees to be
                      ----------
bound by and to perform all the obligations of the Company under the Employment Agreement.

          SECTION 3.  Further Assurances.  The Company agrees to execute any and
                      ------------------
all further documents, agreements and instruments, and take all further action that may be required under applicable law, or which Farm Journal may reasonably request, in order to effectuate the transaction contemplated by this Assignment and Assumption Agreement.

          SECTION 4.  Binding Agreement.  This Assignment and Assumption
                      -----------------
Agreement shall be binding on the Company and Farm Journal and their respective heirs, distributees, executors and legal representatives, successors and assigns. This Assignment and Assumption Agreement may not be modified except by an instrument in writing which is signed by each of the parties.

          SECTION 5.  Governing Law.  This Assignment and Assumption Agreement
                      -------------
shall be construed and enforced in accordance with and governed by the laws of the State of New York.

          SECTION 6.  Counterparts.  This Assignment and Assumption Agreement
                      ------------
may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

          IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Assumption Agreement to be duly executed as of the date first above written:

                              MS FARM JOURNAL CORPORATION


                              By:  /s/  J. Carr Gamble, III
                                   ------------------------
                                  J. Carr Gamble, III
                                  Vice-President

                              FARM JOURNAL, INC.

                              By:  /s/  Roger D. Randall
                                   ---------------------
                                  Roger D. Randall
                                  President

Agreed and Accepted to:

/s/  Stanford Erickson
----------------------
Stanford Erickson

                                       2